                                                                    Exhibit 10.6

[MAAX LOGO]                                                         CONFIDENTIAL

CORPORATE

                              LETTER OF EMPLOYMENT
                      (EFFECTIVE AT CLOSING, JUNE 4, 2004)

DATE:                MAY 3, 2004

NAME:                JEAN ROCHETTE

POSITION:            CORPORATE VP/GM BATHROOM SECTOR WHOLESALE/SHOWROOM

PLACE OF EMPLOYMENT: ANJOU, QUEBEC (MAAX ANJOU OR MAAX LACHINE OR MAAX BEAUCE)

JOB RESPONSIBILITIES

- Responsible for general management of Bathroom Sector Wholesale/Showroom for Canada and USA:

      -     12 plants

      -     12 distribution centers

      -     325M$ Sales revenue per year (FY2005)

      -     30M$ Net Income per year (FY2005)

      -     2,100 Employees

- Preparation and execution of Sector Business Plan accompanied by financial budgets to meet MAAX Bathroom Sector goals and objectives;

- Sector leadership and management of Human Resources throughout all divisions;

-     Financial performance for his sector

      -     EBITDA

      -     Working Capital

-     Sales and Marketing strategies for his sector;

-     Manufacturing, Logistics and Distribution strategies for his sector;

-     Product development implementation within MAAX strategic direction;

-     Business relationships with customers;

HEAD OFFICE
640, Route Cameron
Sainte-Marie, Quebec G6E 1B2 Canada
Tel.: (418) 387-4155
Fax: (418) 386-4520

[MAAX LOGO]

CORPORATE

-     Member of MAAX Executive Committee;

-     Reports to President and CEO.

REMUNERATION

-     Annual salary of three hundred thousand (300,000$) dollars;

- Potential to receive an annual cash bonus of up to 75% of his annual base salary (The maximum bonus amount). MAAX bonus program is based on three components:

      -     Sector EBITDA for 40% of maximum bonus amount;

      -     Sector Working Capital for 40% of maximum bonus amount;

      -     Company objectives for 20% of maximum bonus amount.

-     Annual review based on your performance and the Company's performance.

CAR POLICY

- You are entitled to a company vehicle of sixty thousand (60,000$) dollars value. The Company will reimburse all expenses related to this vehicle.

SHARE OPTIONS

- Executive will be allocated 10% of the total options available under the Company's Share Options Plan (8% of the initial capitalization of the Company) based on a recommendation by CEO and approved by the Board of Directors. Such options will have an exercise price equal to the purchase price per share paid by Childs, Borealis and OMERS for their shares at the closing. 30% of the options granted under the plan will vest ratably over five (5) years (20% per year). 70% of the options granted under the plan are performance-vesting options. See Company Share Option Program for details.

OTHER BENEFITS

- Entitled to participate in all health life, disability, sick leave and other benefits made available by the Company;

-     Contribution to the MAAX retirement plan, which is 4% of annual salary;

-     Entitled to four (4) weeks paid vacation per year.

HEAD OFFICE
640, Route Cameron
Sainte-Marie, Quebec G6E 1B2 Canada
Tel.: (418) 387-4155
Fax: (418) 386-4520

LETTER OF EMPLOYMENT -- JEAN ROCHETTE

[MAAX LOGO]

CORPORATE

TERMINATION WITHOUT CAUSE

- If the Company terminates your employment without cause, you will receive one-year base salary and bonus as severance package.

INVESTMENT - EQUITY PARTICIPATION IN NEWCO

- You are entitled to invest in Newco by acquiring the same class of shares of the Company at the same purchase price as all shareholders;

- You are authorized to rollover your proceeds from the current MAAX Stock Option Plan which represents fifty thousand (50,000) options at a value of four hundred twenty-seven thousand seven hundred and fifty (427,750$) dollars;

- You will receive a separate letter regarding the instructions to roll over or exercise your options. Please confirm by May 7, 2004;

- You are welcome to add a further investment if you choose so. Please advise by May 7, 2004.

STE-MARIE,                        2004
          ------------------------

/s/ Andre Heroux                        /s/ Jean Rochette
--------------------------------------  ----------------------------------------
Andre Heroux                            Jean Rochette
President and CEO                       VP/GM Bathroom Sector Wholesale/Showroom

HEAD OFFICE
640, Route Cameron
Sainte-Marie, Quebec G6E 1B2 Canada
Tel.: (418) 387-4155
Fax: (418) 386-4520

LETTER OF EMPLOYMENT -- JEAN ROCHETTE

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